SEVENTH AMENDMENT TO CREDIT AGREEMENT
This SEVENTH AMENDMENT TO CREDIT AGREEMENT, dated as of February [9], 2016 (this “Amendment”), is by and among Carriage Services, Inc., a Delaware corporation (the “Borrower”), certain Lenders (as defined below) and Bank of America, N.A., as administrative agent (the “Administrative Agent”) for itself and the other Lenders party to that certain Credit Agreement, dated as of August 30, 2012 (as amended, supplemented, and restated or otherwise modified and in effect from time to time, the “Credit Agreement”), by and among the Borrower, the lending institutions party thereto (the “Lenders”) and the Administrative Agent. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement as set forth on Annex I.
WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to make certain revisions to the terms and conditions of the Credit Agreement as specifically set forth in this Amendment.
NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Lenders and the Administrative Agent hereby agree as follows:
§1.Amendment to Credit Agreement. The Credit Agreement (excluding the Schedules and Exhibits thereto) is hereby amended in its entirety and replaced with the document attached hereto as Annex I.
§2.    Amendment to Exhibit D to Credit Agreement. Exhibit D to the Credit Agreement is hereby amended in its entirety and replaced with the document attached hereto as Exhibit D to Annex II.
§3.    Amendment to Restate Schedules 2.01, 5.06, 5.08(b), 5.08(c), 5.08(d)(i), 5.08(d)(ii), 5.08(e), 5.13, 5.17, 5.20, 6.12, and 10.02 to Credit Agreement. Schedules 2.01, 5.06, 5.08(b), 5.08(c), 5.08(d)(i), 5.08(d)(ii), 5.08(e), 5.13, 5.17, 5.20, 6.12, and 10.02 to the Credit Agreement are hereby amended in their entirety and replaced with the documents attached hereto as Schedules 2.01, 5.06, 5.08(b), 5.08(c), 5.08(d)(i), 5.08(d)(ii), 5.08(e), 5.13, 5.17, 5.20, 6.12, and 10.02 to Annex II.
§4.    Amendment to add Schedules 1.01(a) and 6.19 to the Credit Agreement. Schedules 1.01(a) and 6.19 are hereby added to the Credit Agreement in the form of Schedules 1.01(a) and 6.19 attached hereto to Annex II.
§5.    Conditions to Effectiveness. This Amendment shall become effective as of the date set forth above upon the satisfaction of the following conditions:
(a)    the Administrative Agent shall have received a counterpart signature page to this Amendment, duly executed and delivered by the Borrower, each Guarantor and the Lenders;

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(b)    the Administrative Agent shall have received a certified resolution of the Borrower authorizing the execution, delivery and performance of this Amendment and the Replacement Notes (as defined below);
(c)    the Administrative Agent shall have received a favorable opinion of counsel to the Borrower covering the matters set forth in Sections 6(c), (d) and (e) hereof;
(d)    the Administrative Agent shall have received fully-executed Revolving Credit Notes and Term Notes payable to the order of each Lender in the amount of their respective Revolving Credit Commitments and Term Commitments, as amended hereby (collectively, the “Replacement Notes”);
(e)    the Administrative Agent shall have received for its benefit and for the benefit of each Lender the fees in immediately available funds as agreed upon by the Borrower, the Arranger, the Administrative Agent and the Lenders;
(f)    the Administrative Agent shall have received, in form and substance reasonably acceptable to it, all incumbency certificates, certificates of no default, and such other certificates and documents as reasonably requested by the Administrative Agent;
(g)    the Administrative Agent shall have received updated flood certificates (and where necessary, verification of flood insurance) with respect to the Real Property Collateral; [Moved to Post-Closing – Schedule 6.19]
(h)    the Administrative Agent shall have received all invoiced out of pocket fees and expenses due and owing in connection with this Amendment;
(i)    the Borrower shall have paid all reasonable invoiced fees and expenses of the Administrative Agent’s counsel, Winstead PC; and
(j)    the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.
§6.    Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders as follows:
(a)    the representations and warranties made by the Borrower contained in Article V of the Credit Agreement and the other Loan Documents that are subject to materiality or Material Adverse Effect qualifications are true and correct in all respects and the representations and warranties by the Borrower and each other Loan Party contained in Article V of the Credit Agreement and the other Loan Documents that are not subject to materiality or Material Adverse Effect qualifications are true and correct in all material respects, in each case on the date of this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations contained in Sections 5.05(a) and (c) of the Credit Agreement shall be deemed to refer to the most

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recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively;
(b)    no event has occurred and is continuing which constitutes a Default or an Event of Default;
(c)    (i) Borrower has full power and authority to execute and deliver this Amendment and the Replacement Notes and (ii) this Amendment and the Replacement Notes have been duly executed and delivered by the Borrower and (iii) this Amendment, the Credit Agreement, as amended hereby, and the Replacement Notes constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);
(d)    neither the execution, delivery and performance of this Amendment, the Replacement Notes, or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will violate any Law or conflict with any Organization Documents of the Borrower, or any indenture, agreement or other instrument to which the Borrower or any of its property is subject;
(e)    no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required for (i) the execution, delivery or performance by the Borrower of this Amendment or the Replacement Notes, or (ii) the acknowledgement by any Guarantor of this Amendment;
(f)    since December 31, 2014, there shall not have occurred any event or condition that has had or could be reasonably expected, either individually or in the aggregate, to have a Material Adverse Effect; and
(g)    there is no action, suit, investigation or proceeding pending or, to the knowledge of the Borrower, threatened in any court or before any arbitrator or governmental authority that could reasonably be expected to have a Material Adverse Effect.
§7.    Purchase/Sale by Lenders. Simultaneously with the satisfaction of the conditions to effectiveness set forth in Section 5 of this Amendment, each Lender (other than the Exiting Lenders) shall purchase or sell (as the case may be), without recourse, an amount of the Term Loans and Revolving Credit Loans outstanding such that, after giving effect to this Amendment, (a) the amount of Term Loans owed to each Lender will be equal to its Applicable Percentage thereof after giving effect to this Amendment, and (b) the amount of each Lender’s Revolving Credit Commitment utilized and the amount of Revolving Loans owed to each Lender will be equal to its Applicable Percentage thereof after giving effect to this Amendment. The Borrower shall pay each Lender compensation for any losses pursuant to Section 3.05 of the Credit Agreement as a result of any purchases or sales. Each Lender hereby waives the requirement in Section 2.13 that all payments on the Obligations be made pro rata solely for purposes of payment of all Obligations due and owing to the Exiting Lender.

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§8.    No Other Amendments, etc. Except as expressly provided in this Amendment, (a) all of the terms and conditions of the Credit Agreement and the other Loan Documents (as amended and restated in connection herewith, if applicable) remain unchanged, and (b) all of the terms and conditions of the Credit Agreement, as amended hereby, and of the other Loan Documents (as amended and restated in connection herewith, if applicable) are hereby ratified and confirmed and remain in full force and effect. Nothing herein shall be construed to be an amendment, consent or a waiver of any requirements of the Borrower, or of any other Person under the Credit Agreement or any of the other Loan Documents except as expressly set forth herein or pursuant to a written agreement executed in connection herewith. Nothing in this Amendment shall be construed to imply any willingness on the part of the Administrative Agent or any Lender to grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.
§9.    Reference to the Credit Agreement.
(a)    Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as modified hereby. This Amendment shall be a Loan Document.
(b)    The Credit Agreement, as modified herein, shall remain in full force and effect and is hereby ratified and confirmed.
§10.    Costs, Expenses and Taxes. The Borrower agree to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).
§11.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.
§12.    Governing Law; Binding Effect. This Amendment shall be deemed to be a contract made under and governed by and continued in accordance with the internal laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.
§13.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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§14.    ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

Signature Page to Seventh Amendment to Credit Agreement

Signature Page to Seventh Amendment to Credit Agreement

Signature Page to Seventh Amendment to Credit Agreement

Signature Page to Seventh Amendment to Credit Agreement

Signature Page to Seventh Amendment to Credit Agreement

Signature Page to Seventh Amendment to Credit Agreement

Signature Page to Seventh Amendment to Credit Agreement

Signature Page to Seventh Amendment to Credit Agreement

Signature Page to Seventh Amendment to Credit Agreement

Signature Page to Seventh Amendment to Credit Agreement

Signature Page to Seventh Amendment to Credit Agreement

RATIFICATION OF GUARANTORS
Each of the undersigned Guarantors hereby (a) acknowledges and consents to the foregoing Amendment and the Borrower’s execution thereof; (b) joins the foregoing Amendment for the purpose of consenting to and being bound by the provisions thereof, (c) ratifies and confirms all of its obligations and liabilities under the Loan Documents to which it is a party and ratifies and confirms that such obligations and liabilities extend to and continue in effect with respect to, and continue to guarantee and secure the Obligations of the Borrower under the Credit Agreement, as amended pursuant to the terms of the Amendment; (d) acknowledges and agrees that such Guarantor does not have any claim or cause of action against the Administrative Agent or any Lender (or any of their respective directors, officers, employees, agents, attorneys or other representatives) under or in connection with the Credit Agreement and the other Loan Documents; and (e) acknowledges, affirms and agrees that such Guarantor does not have any defense, claim, cause of action, counterclaim, offset or right of recoupment of any kind or nature against any of its obligations, indebtedness or liabilities to the Administrative Agent or any Lender, in each case under or in connection with the Credit Agreement and the other Loan Documents.
The Guarantors:

CARRIAGE CEMETERY SERVICES, INC.
CARRIAGE CEMETERY SERVICES OF     CALIFORNIA, INC.
CARRIAGE CEMETERY SERVICES OF IDAHO,     INC.
CARRIAGE FLORIDA HOLDINGS, INC.
CARRIAGE FUNERAL HOLDINGS, INC.
CARRIAGE FUNERAL MANAGEMENT, INC.
CARRIAGE FUNERAL SERVICES OF     CALIFORNIA, INC.
CARRIAGE FUNERAL SERVICES OF     KENTUCKY, INC.
CARRIAGE FUNERAL SERVICES OF     MICHIGAN, INC.
CARRIAGE HOLDING COMPANY, INC.
CARRIAGE INSURANCE AGENCY OF     MASSACHUSETTS, INC.
CARRIAGE INTERNET STRATEGIES, INC.
CARRIAGE LIFE EVENTS, INC.
CARRIAGE MANAGEMENT, INC. (formerly     Carriage Management, L.P.)
CARRIAGE MERGER VI, INC.
CSRE HOLDINGS, INC.
CARRIAGE MERGER VIII, INC.
CARRIAGE MERGER IX, INC.
CARRIAGE MERGER X, INC.

Signature Page to Seventh Amendment to Credit Agreement

CARRIAGE MUNICIPAL CEMETERY     SERVICES OF NEVADA, INC.
CARRIAGE PENNSYLVANIA HOLDINGS, INC.
CARRIAGE SERVICES OF CONNECTICUT,     INC.
CARRIAGE SERVICES OF NEVADA, INC.
CARRIAGE SERVICES OF NEW MEXICO, INC.
CARRIAGE SERVICES OF OHIO, LLC
CARRIAGE SERVICES OF OKLAHOMA, L.L.C.
CARRIAGE TEAM CALIFORNIA     (CEMETERY), LLC
CARRIAGE TEAM CALIFORNIA (FUNERAL),     LLC
CARRIAGE TEAM FLORIDA (CEMETERY),     LLC
CARRIAGE TEAM FLORIDA (FUNERAL), LLC
CARRIAGE TEAM KANSAS, LLC
CATAUDELLA FUNERAL HOME, INC.
CFS FUNERAL SERVICES, INC.
CHC INSURANCE AGENCY OF OHIO, INC.
CLOVERDALE PARK, INC.
COCHRANE’S CHAPEL OF THE ROSES, INC.
CSI FUNERAL SERVICES OF     MASSACHUSETTS, INC.
FORASTIERE FAMILY FUNERAL SERVICE,     INC.
HORIZON CREMATION SOCIETY, INC.
HUBBARD FUNERAL HOME, INC.
ROLLING HILLS MEMORIAL PARK
WILSON & KRATZER MORTUARIES
CARRIAGE SERVICES OF LOUISIANA, INC.

Signature Page to Seventh Amendment to Credit Agreement

Annex I
[See Attached]

Annex I to Seventh Amendment to Credit Agreement

Annex II
[See Attached]

Annex II to Seventh Amendment to Credit Agreement